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Semi-Annual Report

April 30, 2002

MuniYield
California
Insured
Fund, Inc.

www.mlim.ml.com

                     MUNIYIELD CALIFORNIA INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                         MuniYield California Insured Fund, Inc., April 30, 2002

DEAR SHAREHOLDER

On February 4, 2002, MuniYield California Insured Fund II, Inc. underwent a plan of reorganization, whereby the Fund acquired substantially all of the assets and liabilities of MuniYield California Insured Fund, Inc. and changed its name to that of the Fund it acquired.

For the six months ended April 30, 2002, the Common Stock of MuniYield California Insured Fund, Inc. earned $0.402 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.43%, based on a month-end per share net asset value of $14.92. Over the same period, the total investment return on the Fund's Common Stock was -0.59%, based on a change in per share net asset value from $15.44 to $14.92, and assuming reinvestment of $0.402 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.52% for Series A, 1.28% for Series B, 1.38% for Series C, 1.19% for Series D and 0.96% for Series E.

The Municipal Market Environment

During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April 30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

During the six-month period ended April 30, 2002, we focused on seeking to enhance the Fund's dividend stream and reduce the Fund's net asset value volatility. Market volatility was expected because of conflicting economic signals. Toward the end of 2001, our strategy shifted to a market neutral position, given the low nominal yields that both US Treasury and municipal bonds provided. As interest rates fell further, we shifted to a more defensive position. This strategy worked well as interest rates rose sharply during November and December. However, the economic aftershocks of the September 11, 2001 terrorist attacks negated some of the benefits derived from our recent strategic shifts. The value of the Fund's airport-related holdings was negatively affected, causing the sector to underperform slightly for the period. Going forward, we expect these holdings to regain much of their former value and reverse their underperformance. At this time,


                                     2 & 3

                         MuniYield California Insured Fund, Inc., April 30, 2002

we have retained our defensive bias as we expect higher bond yields later in 2002.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 1%-1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

June 7, 2002

We are pleased to announce that Walter C. O'Connor is responsible for the day-to-day management of MuniYield California Insured Fund, Inc. Mr. O'Connor is Vice President and has been employed by Merrill Lynch Investment Managers, L.P. since 1991.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Joseph L. May, Director and Vincent R. Giordano, Senior Vice President of MuniYield California Insured Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. May and Giordano well in their retirements.

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MCA


                                     4 & 5

                         MuniYield California Insured Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P      Moody's     Face
STATE              Ratings   Ratings      Amount     Issue                                                                    Value
====================================================================================================================================
California--136.4%  AAA       Aaa       $ 7,000     ABAG Finance Authority for Nonprofit Corporations,
                                                    California, COP (Children's Hospital Medical Center),
                                                    6% due 12/01/2029 (a)                                                    $ 7,624
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,985     Arcadia, California, Unified School District, GO,
                                                    Series B, 6.50% due 7/01/2015 (c)                                          2,219
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         3,675     Bakersfield, California, COP, Refunding (Convention
                                                    Center Expansion Project), 5.80% due 4/01/2017 (i)                         3,909
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,000     Bay Area Government Association, California, Revenue
                                                    Refunding Bonds (California Redevelopment Agency Pool),
                                                    Series A, 6% due 12/15/2024 (g)                                            2,170
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,000     Beverly Hills, California, Public Financing Authority,
                                                    Lease Revenue Refunding Bonds, INFLOS, 7.32% due
                                                    6/01/2015 (i)(k)                                                           2,162
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,450     Big Bear Lake, California, Water Revenue Refunding
                                                    Bonds, 6% due 4/01/2015 (i)                                                1,663
                    ----------------------------------------------------------------------------------------------------------------
                                                    California Community College Financing Authority, Lease
                                                    Revenue Bonds, Series A (i):
                    AAA       Aaa         3,215       5.95% due 12/01/2022                                                     3,497
                    AAA       Aaa         1,100       6% due 12/01/2029                                                        1,203
                    ----------------------------------------------------------------------------------------------------------------
                    NR*       A1         28,000     California Educational Facilities Authority Revenue
                                                    Bonds (Pepperdine University), Series A, 5.50%
                                                    due 8/01/2032                                                             28,398
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       NR*        24,170     California Educational Facilities Authority, Student
                                                    Loan Revenue Bonds (Caledge Loan Program), AMT, 5.55% due
                                                    4/01/2028 (a)                                                             24,667
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,070     California HFA, Home Mortgage Revenue Bonds, AMT,
                                                    Series E, 6.15% due 8/01/2025 (i)                                          1,106
                    ----------------------------------------------------------------------------------------------------------------
                                                    California HFA, M/F Housing Revenue Bonds, VRDN (l):
                    A1+       VMIG1@      1,100       AMT, Series A, 1.61% due 2/01/2026                                       1,100
                    A1+       NR*         1,000       AMT, Series A, 1.61% due 2/01/2035                                       1,000
                    A1+       VMIG1@      6,400       AMT, Series C, 1.70% due 2/01/2033                                       6,400
                    A1+       VMIG1@      2,200       Series D, 1.65% due 2/01/2031                                            2,200
                    ----------------------------------------------------------------------------------------------------------------
                                                    California HFA, Revenue Bonds, RIB, AMT (k):
                    NR*       Aaa         3,260       Series 150, 9.54% due 2/01/2029 (i)                                      3,360
                    AA-       Aa2         3,850       Series B-2, 11.293% due 8/01/2023 (d)                                    3,961
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,750     California Health Facilities Finance Authority Revenue
                                                    Bonds (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (g)               2,827
                    ----------------------------------------------------------------------------------------------------------------
                                                    California Health Facilities Finance Authority, Revenue
                                                    Refunding Bonds, VRDN (l):
                    A1+       VMIG1@      1,400       (Adventist Hospital), Series A, 1.60% due 9/01/2028 (i)                  1,400
                    A1+       VMIG1@        500       (Sutter/Catholic Healthcare System), Series B, 1.65%
                                                       due 7/01/2012 (a)                                                         500
                    ----------------------------------------------------------------------------------------------------------------
                                                    California Health Facilities Financing Authority,
                                                    Hospital Revenue Bonds, (Adventist Health System)
                                                    VRDN (l):
                    NR*       VMIG1@      4,500       Series A, 1.60% due 9/01/2025                                            4,500
                    NR*       VMIG1@      6,100       Series B, 1.60% due 9/01/2025                                            6,100
                    ----------------------------------------------------------------------------------------------------------------
                    A1+       NR*           500     California Pollution Control Financing Authority, PCR,
                                                    Refunding (Pacific Gas and Electric), VRDN, Series
                                                    F, 1.80% due 11/01/2026 (l)                                                  500
                    ----------------------------------------------------------------------------------------------------------------
                    A1+       VMIG1@      2,500     California Pollution Control Financing Authority,
                                                    Resource Recovery Revenue Bonds (Atlantic Richfield Co.
                                                    Project), VRDN, Series A, 1.65% due 12/01/2024 (l)                         2,500
                    ----------------------------------------------------------------------------------------------------------------
                                                    California Pollution Control Financing Authority, Solid
                                                    Waste Disposal Revenue Bonds, VRDN, AMT (l):
                    A1+       VMIG1@      1,900       (Shell Martinez Refining), Series A, 1.60% due 10/01/2031                1,900
                    A1+       VMIG1@      3,000       (Shell Martinez Refining), Series B, 1.60% due 10/01/2031                3,000
                    A1+       VMIG1@      4,400       (Shell Oil Company--Martinez Project), Series A,
                                                      1.60% due 10/01/2024                                                     4,400
                    ----------------------------------------------------------------------------------------------------------------
                                                    California Rural Home Mortgage Finance Authority, S/F
                                                    Mortgage Revenue Bonds, (Mortgage-Backed Securities
                                                    Program) AMT:
                    AAA       NR*         7,415       Series A, 6.35% due 12/01/2029 (e)(f)                                    8,024
                    NR*       Aaa         1,780       Series A-1, 6.90% due 12/01/2024 (e)(h)                                  1,941
                    AAA       NR*         3,235       Series B, 6.25% due 12/01/2031 (f)                                       3,431
                    ----------------------------------------------------------------------------------------------------------------
                    AA-       Aa2         7,500     California State Department of Veteran Affairs, Home
                                                    Purpose Revenue Refunding Bonds, Series C, 6.15%
                                                    due 12/01/2027                                                             7,815
                    ----------------------------------------------------------------------------------------------------------------
                                                    California State, GO (i):
                    AAA       Aaa         2,310       5.90% due 3/01/2005 (a)                                                  2,545
                    AAA       Aaa         1,155       6% due 8/01/2011 (c)                                                     1,275
                    AAA       Aaa        16,000       6.25% due 10/01/2019                                                    16,609
                    ----------------------------------------------------------------------------------------------------------------
                                                    California State, GO, Refunding (a):
                    AAA       Aaa        20,000       5.50% due 3/01/2015                                                     21,444
                    AAA       NR*        15,450       DRIVERS, AMT, Series 239, 9.50% due 12/01/2032 (k)                      15,704
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        16,675     California State Public Works Board, Lease Revenue
                                                    Refunding Bonds (Department of Corrections), Series B,
                                                    5.625% due 11/01/2016 (i)                                                 17,698
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,375     California State University and Colleges, Housing
                                                    System Revenue Refunding Bonds, 5.90% due 11/01/2021 (c)                   2,562
                    ----------------------------------------------------------------------------------------------------------------
                                                    California Statewide Communities Development Authority, COP:
                    NR*       VMIG1@        200       (Continuing Care/University Project), VRDN, 1.60%
                                                      due 11/15/2028 (l)                                                         200
                    AAA       Aaa         4,100       (Kaiser Permanente), 5.30% due 12/01/2015 (g)                            4,289
                    ----------------------------------------------------------------------------------------------------------------
                                                    California Statewide Communities Development Authority,
                                                    Revenue Refunding Bonds (a):
                    NR*       AAA         3,520       RIB, Series 151, 9.12% due 8/01/2011 (k)                                 4,239
                    AAA       Aaa         2,345       (Sherman Oaks Project), Series A, 5.50% due 8/01/2013                    2,558
                    ----------------------------------------------------------------------------------------------------------------
                    NR*       NR*         1,990     California Statewide Communities Development Authority,
                                                    Solid Waste Facilities Revenue Bonds (Chevron U.S.A. Inc. Project),
                                                    VRDN, AMT, 1.65% due 12/15/2024 (l)                                        1,990
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         8,900     Central Unified School District, California, COP, 3.50%
                                                    due 1/01/2035 (a)                                                          8,995
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,140     Central Valley Financing Authority, California,
                                                    Cogeneration Project, Revenue Refunding Bonds
                                                    (Carson Ice Generation Project), 5.25% due 7/01/2015 (i)                   2,245
                    ----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     6 & 7

                         MuniYield California Insured Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P      Moody's     Face
STATE             Ratings    Ratings    Amount     Issue                                                        Value
=======================================================================================================================
California          AAA       Aaa       $ 4,600    Ceres, California, Redevelopment Agency, Tax Allocation
(continued)                                        Bonds (Ceres Redevelopment Project Area Number 1),
                                                   5.75% due 11/01/2030 (i)                                     $ 4,887
                    ---------------------------------------------------------------------------------------------------
                                                   Chaffey, California, Union High School District, GO:
                    AAA       Aaa         1,545      Series B, 5.50% due 8/01/2015 (c)                            1,668
                    AAA       Aaa         6,000      Series C, 5.375% due 5/01/2023 (g)                           6,148
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,900    Chino Valley, California, Unified School District,
                                                   COP, Refunding, Series A, 5% due 9/01/2026 (g)                 2,824
                    ---------------------------------------------------------------------------------------------------
                                                   Coalinga, California, Public Financing Authority,
                                                   Local Obligation Revenue Refunding Bonds, Senior
                                                   Lien, Series A (a):
                    AAA       Aaa           495      5.75% due 9/15/2015                                            558
                    AAA       Aaa         1,270      6% due 9/15/2018                                             1,446
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,540    Coalinga, California, Redevelopment Agency, Tax
                                                   Allocation Bonds, 5.90% due 9/15/2025 (i)                      2,754
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa        12,180    Contra Costa County, California, COP, Refunding
                                                   (Merrithew Memorial Hospital Project), 5.375%
                                                   due 11/01/2017 (i)                                            12,695
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,000    Coronado, California, Community Development Agency,
                                                   Tax Allocation Bonds (Coronado Community Development
                                                   Project), 5.60% due 9/01/2030 (i)                              2,085
                    ---------------------------------------------------------------------------------------------------
                    AAA       NR*         7,220    East Bay-Delta, California, HFA Revenue Bonds (Lease
                                                   Purchase Program), Series A, 4.25% due 6/01/2005 (i)           7,444
                    ---------------------------------------------------------------------------------------------------
                                                   Eastern Municipal Water District, California, Water
                                                   and Sewer Revenue Refunding Bonds, COP, Series A (c):
                    AAA       Aaa         3,620      5.25% due 7/01/2016                                          3,842
                    AAA       Aaa         4,660      5.25% due 7/01/2017                                          4,910
                    ---------------------------------------------------------------------------------------------------
                                                   El Monte, California, City School District, GO,
                                                   Refunding, Series A (g):
                    AAA       Aaa         1,000      6.25% due 5/01/2020                                          1,110
                    AAA       Aaa         1,500      6.25% due 5/01/2025                                          1,662
                    ---------------------------------------------------------------------------------------------------
                                                   El Monte, California, School District, GO, Series B (c):
                    AAA       Aaa         3,025      5.375% due 5/01/2022                                         3,107
                    AAA       Aaa         2,525      5.375% due 5/01/2027                                         2,575
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         3,040    Fontana, California, Unified School District, GO,
                                                   Series C, 6.25% due 5/01/2012 (c)                              3,384
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         4,295    Fresno, California, Joint Powers Financing Authority,
                                                   Lease Revenue Bonds, Series A, 5.75% due 6/01/2026 (g)         4,553
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,950    Fresno, California, Unified School District, GO,
                                                   Refunding, Series A, 6.55% due 8/01/2020 (i)                   2,270
                    ---------------------------------------------------------------------------------------------------
                    NR*       VMIG1@      1,500    Irvine Ranch, California, Water District, COP (Capital
                                                   Improvement Project), DATES, 1.65% due 8/01/2016 (l)           1,500
                    ---------------------------------------------------------------------------------------------------
                    A1+       VMIG1@      1,900    Irvine Ranch, California, Water District, GO, VRDN
                                                   (Number 105, 140, 240, and 250), 1.65% due 1/01/2021 (l)       1,900
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,000    Little Lake, California, City School District, GO,
                                                   Series A, 6.125% due 7/01/2025 (g)                             1,098
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         3,500    Long Beach, California, Harbor Revenue Refunding Bonds,
                                                   AMT, Series A, 6% due 5/15/2012 (c)                            3,981
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         7,920    Long Beach, California, Revenue Bonds (Aquarium of the
                                                   Pacific), Series A, 6.125% due 7/01/2023 (i)                   8,820
                    ---------------------------------------------------------------------------------------------------
                                                   Los Angeles, California, COP (Equipment Program) (i):
                    AAA       Aaa         4,020      4% due 2/01/2008                                             4,119
                    AAA       Aaa         1,175      4% due 2/01/2009                                             1,194
                    ---------------------------------------------------------------------------------------------------
                                                   Los Angeles, California, Community Redevelopment
                                                   Agency, Tax Allocation Refunding Bonds:
                    AAA       Aaa         1,500      (Bunker Hill), Series H, 6.50% due 12/01/2015 (g)            1,635
                    AAA       Aaa         3,500      (Bunker Hill), Series H, 6.50% due 12/01/2016 (g)            3,815
                    AAA       Aaa         2,395      (Hollywood Redevelopment Project), Series C, 5.50%
                                                     due 7/01/2016 (i)                                            2,612
                    ---------------------------------------------------------------------------------------------------
                                                   Los Angeles, California, Department of Airports,
                                                   Airport Revenue Bonds, AMT (c):
                    AAA       Aaa         1,000      (Los Angeles International Airport), Series D,
                                                     5.625% due 5/15/2012                                         1,045
                    AAA       Aaa         2,500      (Ontario International Airport), Series A, 6%
                                                     due 5/15/2017                                                2,641
                    ---------------------------------------------------------------------------------------------------
                                                   Los Angeles, California, Department of Water and Power,
                                                   Electric Plant Revenue Refunding Bonds (i):
                    AAA       Aaa         2,490      5.50% due 2/15/2005 (j)                                      2,713
                    AAA       Aaa         2,940      5.875% due 2/15/2005 (j)                                     3,233
                    AAA       Aaa         3,710      6% due 2/15/2005 (j)                                         4,092
                    AAA       Aaa         2,225      6% due 2/15/2005 (j)                                         2,454
                    AAA       Aaa         5,300      6.125% due 2/15/2005 (j)                                     5,863
                    AAA       Aaa           910      5.50% due 2/15/2014                                            963
                    AAA       Aaa         1,840      6.125% due 2/15/2014                                         2,009
                    AAA       Aaa           775      6% due 2/15/2016                                               841
                    AAA       Aaa         1,060      5.875% due 2/15/2020                                         1,139
                    AAA       Aaa         1,290      6% due 2/15/2030                                             1,400
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa        10,725    Los Angeles, California, Department of Water and Power,
                                                   Waterworks Revenue Bonds, 6.10% due 10/15/2009 (c)(j)         12,655
                    ---------------------------------------------------------------------------------------------------
                                                   Los Angeles, California, Harbor Department Revenue
                                                   Bonds, AMT (i)(k):
                    AAA       Aaa         7,365      RIB, Series 349, 10.57% due 11/01/2026                       8,660
                    NR*       Aaa         7,000      Trust Receipts, Class R, Series 7, 10.529%
                                                     due 11/01/2026                                               8,231
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         3,095    Los Angeles, California, Municipal Improvement
                                                   Corporation, Special Tax, Lease Revenue Bonds (Police
                                                   Emergency), Series F, 4% due 9/01/2008 (c)                     3,177
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,200    Los Angeles, California, Sanitation Equipment Charge
                                                   Revenue Bonds, Series A, 5.25% due 2/01/2016 (g)               2,308
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,950    Los Angeles, California, Unified School District, GO
                                                   (Election of 1997), Series E, 5.125% due 1/01/2027 (i)         1,940
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,060    Los Angeles, California, Wastewater System Revenue
                                                   Bonds, Series A, 5% due 6/01/2023 (c)                          2,028
                    ---------------------------------------------------------------------------------------------------
                                                   Los Angeles, California, Water and Power Revenue
                                                   Refunding Bonds:
                    AAA       Aaa         3,165      (Power System), Series A-A-2, 5.375% due 7/01/2021 (i)       3,247
                    A1+       VMIG1@      1,300      VRDN, Sub-Series B-3, 1.65% due 7/01/2034 (l)                1,300
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         4,000    Los Angeles County, California, Sanitation Districts,
                                                   Financing Authority Revenue Bonds (Capital Projects),
                                                   Series A, 5.10% due 10/01/2004 (i)                             4,229
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,500    M-S-R Public Power Agency, California, Revenue Refunding
                                                   Bonds (San Juan Project), Series D, 6.75%
                                                   due 7/01/2020 (b)(i)                                           1,840
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,175    Mount Pleasant, California, Elementary School District,
                                                   GO, Series B, 6.35% due 12/01/2024 (g)                         2,475
                    ---------------------------------------------------------------------------------------------------


                                     8 & 9

                         MuniYield California Insured Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P     Moody's       Face
STATE             Ratings   Ratings      Amount    Issue                                                        Value
=======================================================================================================================
California          AAA       Aaa       $ 4,245    Nevada County, California, COP, Refunding, 5.25%
(continued)                                        due 10/01/2019 (i)                                           $ 4,346
                    ---------------------------------------------------------------------------------------------------
                                                   Newhall, California, School District, GO, Series A (g):
                    AAA       Aaa         2,135      6.25% due 5/01/2020                                          2,399
                    AAA       Aaa         5,715      6.40% due 5/01/2025                                          6,536
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,800    Oakland, California, Redevelopment Agency, Tax
                                                   Allocation Refunding Bonds, INFLOS, 10.399%
                                                   due 9/01/2019 (i)(k)                                           2,967
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,000    Oakland, California, State Building Authority, Lease
                                                   Revenue Bonds (Elihu M. Harris), Series A, 5.50%
                                                   due 4/01/2014 (a)                                              2,136
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,245    Orange County, California, Airport Revenue Refunding
                                                   Bonds, AMT, 5.625% due 7/01/2012 (i)                           1,338
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         6,360    Orange County, California, Public Financing Authority,
                                                   Lease Revenue Refunding Bonds (Juvenile Justice Center
                                                   Facility), 5.375% due 6/01/2018 (a)                            6,694
                    ---------------------------------------------------------------------------------------------------
                    NR*       Aaa         1,000    Orange County, California, Public Financing Authority,
                                                   Waste Management System Revenue Refunding Bonds, AMT,
                                                   5.75% due 12/01/2010 (a)                                       1,119
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa        16,920    Orange County, California, Recovery COP, Refunding,
                                                   Series A, 6% due 7/01/2026 (i)(m)                             18,715
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         4,360    Orchard, California, School District, GO, Series A,
                                                   6.50% due 8/01/2005 (c)(j)                                     4,980
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         9,645    Oxnard, California, Unified High School District, GO,
                                                   Refunding, Series A, 6.20% due 8/01/2030 (i)                  10,830
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         7,500    Pioneers Memorial Hospital District, California, GO,
                                                   Refunding, 6.50% due 10/01/2024 (a)                            8,366
                    ---------------------------------------------------------------------------------------------------
                                                   Pittsburg, California, Redevelopment Agency, Tax
                                                   Allocation Refunding Bonds (Los Medanos Community
                                                   Development Project), Series A (i):
                    AAA       NR*         4,730      5.25% due 8/01/2014                                          5,121
                    AAA       NR*         2,490      5.25% due 8/01/2015                                          2,677
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,950    Pomona, California, Unified School District, GO,
                                                   Refunding, Series A, 6.15% due 8/01/2030 (i)                   2,216
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         9,000    Port Oakland, California, Port Revenue Bonds, AMT,
                                                   Series E, 6.50% due 11/01/2016 (i)                             9,375
                    ---------------------------------------------------------------------------------------------------
                    AAAr      Aaa        10,000    Port Oakland, California, RITR, AMT, Class R, Series
                                                   5, 9.564% due 11/01/2012 (c)(k)                               11,665
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         7,500    Port Oakland, California, Revenue Bonds, AMT, Series
                                                   K, 5.75% due 11/01/2029 (c)                                    7,742
                    ---------------------------------------------------------------------------------------------------
                                                   Poway, California, Redevelopment Agency, Tax
                                                   Allocation Refunding Bonds (Paguay Redevelopment
                                                   Project) (a):
                    AAA       Aaa         1,010      5.375% due 6/15/2016                                         1,080
                    AAA       Aaa         1,055      5.375% due 12/15/2016                                        1,128
                    AAA       Aaa         1,060      5.375% due 6/15/2017                                         1,124
                    AAA       Aaa         1,115      5.375% due 12/15/2017                                        1,182
                    AAA       Aaa         1,120      5.375% due 6/15/2018                                         1,179
                    AAA       Aaa         1,000      5.375% due 12/15/2018                                        1,052
                    AAA       Aaa         1,050      5.375% due 12/15/2019                                        1,096
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         6,000    Riverside, California, Unified School District,
                                                   Election, GO, Series A, 5.25% due 2/01/2023 (c)                6,063
                    ---------------------------------------------------------------------------------------------------
                    NR*       Aaa         2,250    Riverside County, California, Asset Leasing Corporation,
                                                   Leasehold Revenue Refunding Bonds, RIB, Series 148,
                                                   9.52% due 6/01/2016 (i)(k)                                     2,699
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,000    Sacramento, California, Municipal Utility District,
                                                   Electric Revenue Refunding Bonds, Series G, 6.50%
                                                   due 9/01/2013 (i)                                              1,203
                    ---------------------------------------------------------------------------------------------------
                    NR*       Aaa         5,670    San Bernardino County, California, S/F Home Mortgage
                                                   Revenue Refunding Bonds, AMT, Series A-1, 6.25%
                                                   due 12/01/2031 (f)                                             6,106
                    ---------------------------------------------------------------------------------------------------
                                                   San Diego County, California, COP (Salk Institute
                                                   for Bio Studies) (i):
                    AAA       Aaa         3,570      5.75% due 7/01/2022                                          3,816
                    AAA       Aaa         5,200      5.75% due 7/01/2031                                          5,520
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,105    San Francisco, California, Bay Area Rapid Transit
                                                   District, Sales Tax Revenue Bonds, 5.50%
                                                   due 7/01/2005 (c)                                              2,315
                    ---------------------------------------------------------------------------------------------------
                                                   San Francisco, California, City and County Airport
                                                   Commission, International Airport Revenue Bonds,
                                                   Second Series:
                    AAA       Aaa         3,500      AMT, Issue 5, 6.50% due 5/01/2019 (c)                        3,783
                    AAA       Aaa         3,000      AMT, Issue 6, 6.50% due 5/01/2018 (a)                        3,243
                    AAA       Aaa         2,000      AMT, Issue 6, 6.60% due 5/01/2020 (a)                        2,166
                    AAA       Aaa         8,500      AMT, Issue 11, 6.25% due 5/01/2005 (c)(j)                    9,430
                    AAA       Aaa         3,000      Issue 12-B, 5.625% due 5/01/2021 (c)                         3,139
                    ---------------------------------------------------------------------------------------------------
                                                   San Francisco, California, City and County Airports
                                                   Commission, International Airport Revenue Refunding
                                                   Bonds, Second Series:
                    AAA       Aaa         4,470      5.25% due 5/01/2013 (c)                                      4,805
                    AAA       Aaa         1,085      Issue 16-B, 5.25% due 5/01/2008 (g)(j)                       1,209
                    AAA       Aaa         6,455      Issue 28-B, 5.25% due 5/01/2024 (i)                          6,495
                    ---------------------------------------------------------------------------------------------------
                                                   San Francisco, California, City and County Airports
                                                   Commission, International Airport, Special Facilities
                                                   Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
                                                   Series A (g):
                    AAA       Aaa         1,000      6.10% due 1/01/2020                                          1,069
                    AAA       Aaa         1,000      6.125% due 1/01/2027                                         1,065
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,000    San Francisco, California, City and County Redevelopment
                                                   Agency, Hotel Tax Revenue Refunding Bonds, 5%
                                                   due 7/01/2025 (g)                                              1,962
                    ---------------------------------------------------------------------------------------------------
                                                   San Francisco, California, City and County Redevelopment
                                                   Agency, Lease Revenue Refunding Bonds (George R. Moscone
                                                   Convention Center) (g):
                    AAA       Aaa         2,800      6.75% due 7/01/2015                                          3,094
                    AAA       Aaa         1,200      6.80% due 7/01/2019                                          1,328
                    AAA       Aaa         5,110      6.75% due 7/01/2024                                          5,649
                    ---------------------------------------------------------------------------------------------------
                                                   San Francisco, California, Community College District,
                                                   GO, Refunding, Series A (c):
                    NR*       Aaa         1,645      5.375% due 6/15/2018                                         1,728
                    NR*       Aaa         1,735      5.375% due 6/15/2019                                         1,809
                    NR*       Aaa         1,730      5.375% due 6/15/2020                                         1,788
                    NR*       Aaa         1,925      5.375% due 6/15/2021                                         1,982
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,000    San Francisco, California, State Building Authority,
                                                   Lease Revenue Bonds (San Francisco Civic Center
                                                   Complex), Series A, 5.25% due 12/01/2016 (a)                   2,071
                    ---------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,000    San Jose, California, Airport Revenue Refunding Bonds,
                                                   Series A, 5.25% due 3/01/2014 (c)                              1,064
                    ---------------------------------------------------------------------------------------------------
                                                   San Jose, California, Redevelopment Agency, Tax
                                                   Allocation Bonds (i):
                    AAA       Aaa         3,910      (Merged Area Redevelopment Project), 5% due 8/01/2022        3,866
                    NR*       Aaa         3,650      RIB, AMT, Series 149, 9.74% due 8/01/2027 (k)                3,955
                    ---------------------------------------------------------------------------------------------------


                                    10 & 11

                         MuniYield California Insured Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P     Moody's       Face
STATE              Ratings   Ratings      Amount   Issue                                                       Value
======================================================================================================================
California           AAA       Aaa       $ 2,450   San Mateo County, California, Joint Powers Authority,
(concluded)                                        Lease Revenue Refunding Bonds (Capital Projects Program),
                                                   5.125% due 7/01/2018 (i)                                   $  2,547
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         4,000   San Mateo County, California, Transit District, Sales
                                                   Tax Revenue Refunding Bonds, Series A, 8%
                                                   due 6/01/2020 (i)                                             5,470
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         1,600   San Mateo County, California, Transportation District,
                                                   Sales Tax Revenue Refunding Bonds, Series A, 5.25%
                                                   due 6/01/2019 (i)                                             1,676
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         3,430   Santa Ana, California, Financing Authority, Lease
                                                   Revenue Bonds (Police Administration and Holding
                                                   Facility), Series A, 6.25% due 7/01/2024 (i)                  3,980
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,595   Santa Clara, California, Redevelopment Agency, Tax
                                                   Allocation Bonds (Bayshore North Project), Series
                                                   A, 5.25% due 6/01/2019 (a)                                    2,665
                     -------------------------------------------------------------------------------------------------
                                                   Santa Clara County, California, Financing Authority,
                                                   Lease Revenue Bonds (VMC Facility Replacement Project),
                                                   Series A (a):
                     AAA       Aaa         3,000     6.75% due 11/15/2004 (j)                                    3,399
                     AAA       Aaa         2,000     6.875% due 11/15/2004 (j)                                   2,272
                     AAA       Aaa         6,040     7.75% due 11/15/2011                                        7,822
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         1,850   Santa Fe Springs, California, Redevelopment Agency,
                                                   Tax Allocation Refunding Bonds, Series A, 6.40%
                                                   due 9/01/2022 (i)                                             1,911
                     -------------------------------------------------------------------------------------------------
                                                   Santa Maria, California, Joint Unified High School
                                                   District, GO, Series A (g):
                     AAA       Aaa           875     5.375% due 8/01/2017                                          937
                     AAA       Aaa           955     5.375% due 8/01/2018                                        1,017
                     AAA       Aaa         1,035     5.375% due 8/01/2019                                        1,094
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,185   Santa Rosa, California, High School District, GO, 6.375%
                                                   due 5/01/2016 (i)                                             2,311
                     -------------------------------------------------------------------------------------------------
                     AAA       NR*         1,170   Stockton, California, Public Financing Revenue
                                                   Refunding Bonds, Series A, 5.875% due 9/02/2016 (g)           1,268
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,000   South Placer, California, Wastewater Authority,
                                                   Wastewater Revenue Bonds, Series A, 5.25%
                                                   due 11/01/2027 (c)                                            2,008
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         1,500   Tehachapi, California, COP, Refunding (Installment
                                                   Sale), 5.75% due 11/01/2016 (g)                               1,654
                     -------------------------------------------------------------------------------------------------
                                                   Union Elementary School District, California, GO,
                                                   Series B (c):
                     AAA       Aaa         1,080     5.375% due 9/01/2016                                        1,153
                     AAA       Aaa         1,515     5.375% due 9/01/2017                                        1,604
                     AAA       Aaa         2,190     5.375% due 9/01/2018                                        2,302
                     AAA       Aaa         2,480     5.375% due 9/01/2019                                        2,587
                     AAA       Aaa         2,790     5.375% due 9/01/2020                                        2,885
                     -------------------------------------------------------------------------------------------------
                                                   Walnut, California, Public Financing Authority, Tax
                                                   Allocation Revenue Refunding Bonds (i):
                     AAA       NR*           580     6.50% due 9/01/2002 (j)                                       601
                     AAA       Aaa           920     6.5% due 9/01/2022                                            951
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         4,000   Walnut Valley, California, Unified School District,
                                                   GO, Refunding, Series A, 7.20% due 2/01/2016 (i)              4,908
======================================================================================================================
Puerto Rico--11.3%   AAAr      Aaa         4,750   Puerto Rico Commonwealth, GO, Refunding, RITR, Class
                                                   R, Series 3, 9.595% due 7/01/2016 (i)(k)                      5,671
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         1,200   Puerto Rico Commonwealth Highway and Transportation
                                                   Authority, Highway Revenue Refunding Bonds, Series
                                                   W, 5.50% due 7/01/2015 (i)                                    1,335
                     -------------------------------------------------------------------------------------------------
                     A         Baa1       10,000   Puerto Rico Commonwealth, Highway and Transportation
                                                   Authority, Transportation Revenue Bonds, Series D,
                                                   5.75% due 7/01/2041                                          10,542
                     -------------------------------------------------------------------------------------------------
                     AAA       Aaa         5,000   Puerto Rico Commonwealth, Highway and Transportation
                                                   Authority, Transportation Revenue Refunding Bonds,
                                                   Series D, 5% due 7/01/2032 (g)                                4,919
                     -------------------------------------------------------------------------------------------------
                     AAA       NR*         2,500   Puerto Rico Commonwealth, Public Improvement, GO,
                                                   Refunding, Series A, 5.50% due 7/01/2015 (i)                  2,776
                     -------------------------------------------------------------------------------------------------
                     NR*       Aaa        10,000   Puerto Rico Municipal Finance Agency, GO, RIB, Series
                                                   225, 9.62% due 8/01/2012 (g)(k)                              12,200
                     -------------------------------------------------------------------------------------------------
                     A-        Baa3       20,000   Puerto Rico Public Finance Corporation, Commonwealth
                                                   Appropriation Revenue Bonds, Series E, 5.75% due 8/01/2030   20,797
======================================================================================================================
                     Total Investments (Cost--$727,655)--147.7%                                                757,656
                     Variation Margin on Financial Futures Contracts**--0.0%                                      (121)
                     Liabilities in Excess of Other Assets--(2.9%)                                             (14,707)
                     Preferred Stock, at Redemption Value--(44.8%)                                            (230,012)
                                                                                                              --------
                     Net Assets Applicable to Common Stock--100.0%                                            $512,816
                                                                                                              ========
======================================================================================================================

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   GNMA Collateralized.
(i)   MBIA Insured.
(j)   Prerefunded.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(l) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(m) All or a portion of security held as collateral in connection with open financial futures contracts.
  *   Not Rated.
 **   Financial futures contracts sold as of April 30, 2002 were as follows:

                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                                 Expiration
Contracts           Issue                    Date                     Value
--------------------------------------------------------------------------------
  1,110        US Treasury Notes           June 2002                $117,174
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$116,080)                                    $117,174
                                                                    ========
--------------------------------------------------------------------------------

  @   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


                                    12 & 13

                         MuniYield California Insured Fund, Inc., April 30, 2002

STATEMENT OF NET ASSETS


                            As of April 30, 2002
=================================================================================================================================
Assets:                     Investments, at value (identified cost--$727,655,419) ...............                   $ 757,656,450
                            Cash ................................................................                          55,247
                            Interest receivable .................................................                      12,357,801
                            Prepaid expenses and other assets ...................................                          24,145
                                                                                                                    -------------
                            Total assets ........................................................                     770,093,643
                                                                                                                    -------------
=================================================================================================================================
Liabilities:                Payables:
                               Securities purchased .............................................   $  26,188,672
                               Investment adviser ...............................................         303,724
                               Dividends to shareholders ........................................         298,366
                               Reorganization costs .............................................         281,173
                               Variation margin .................................................         121,406      27,193,341
                                                                                                    -------------
                            Accrued expenses ....................................................                          72,904
                                                                                                                    -------------
                            Total liabilities ...................................................                      27,266,245
                                                                                                                    -------------
=================================================================================================================================
Preferred Stock:            Preferred Stock, par value $.10 per share (9,200 shares of AMPS*
                            issued and outstanding at $25,000 per share liquidation preference) .                     230,011,888
                                                                                                                    -------------
=================================================================================================================================
Net Assets Applicable       Net assets applicable to Common Stock ...............................                   $ 512,815,510
To Common Stock:                                                                                                    =============
=================================================================================================================================
Analysis of Net             Common Stock, par value $.10 per share (34,361,200 shares issued
Assets Applicable           and outstanding) ....................................................                   $   3,436,120
To Common Stock:            Paid-in capital in excess of par ....................................                     494,780,360
                            Undistributed investment income--net ................................                       3,609,077
                            Accumulated realized capital losses on investments--net .............                     (17,916,782)
                            Unrealized appreciation on investments--net .........................                      28,906,735
                                                                                                                    -------------
                            Total--Equivalent to $14.92 net asset value per share of Common Stock
                            (market price--$13.60) ..............................................                   $ 512,815,510
                                                                                                                    =============
=================================================================================================================================

*     Auction Market Preferred Stock

      See Notes to Financial Statements

STATEMENT OF OPERATIONS

                            For the Six Months Ended April 30, 2002
=================================================================================================================================
Investment                  Interest ............................................................                   $  14,437,325
Income:
=================================================================================================================================
Expenses:                   Investment advisory fees ............................................   $   1,402,057
                            Reorganization costs ................................................         257,724
                            Commission fees .....................................................         236,714
                            Accounting services .................................................          98,825
                            Professional fees ...................................................          41,819
                            Transfer agent fees .................................................          38,109
                            Printing and shareholder reports ....................................          17,895
                            Custodian fees ......................................................          14,681
                            Listing fees ........................................................          12,774
                            Directors' fees and expenses ........................................          11,744
                            Pricing fees ........................................................          10,573
                            Other ...............................................................          14,961
                                                                                                    -------------
                            Total expenses ......................................................                       2,157,876
                                                                                                                    -------------
                            Investment income--net ..............................................                      12,279,449
                                                                                                                    -------------
=================================================================================================================================
Realized & Unrealized       Realized gain on investments--net ...................................                       4,493,410
Gain (Loss) on              Change in unrealized appreciation on investments--net ...............                     (15,526,813)
Investments--Net:                                                                                                   -------------
                            Total realized and unrealized loss on investments--net ..............                     (11,033,403)
                                                                                                                    -------------
=================================================================================================================================
Dividends &                 Investment income--net ..............................................                      (1,125,298)
Distributions to            Realized gain on investments--net ...................................                         (28,544)
Preferred Stock                                                                                                     -------------
Shareholders:               Total dividends and distributions to Preferred Stock shareholders ...                      (1,153,842)
                                                                                                                    -------------
                            Net Increase in Net Assets Resulting from Operations ................                   $      92,204
                                                                                                                    =============
=================================================================================================================================

See Notes to Financial Statements


                                    14 & 15

                         MuniYield California Insured Fund, Inc., April 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                            April 30,       October 31,
                  Increase (Decrease) in Net Assets:                                           2002             2001+
========================================================================================================================
Operations:       Investment income--net ..............................................   $  12,279,449    $  18,392,363
                  Realized gain on investments--net ...................................       4,493,410        4,573,462
                  Change in unrealized appreciation/depreciation on investments--net ..     (15,526,813)      17,723,874
                  Dividends and distributions to Preferred Stock shareholders .........      (1,153,842)      (3,733,790)
                                                                                          -------------    -------------
                  Net increase in net assets resulting from operations ................          92,204       36,955,909
                                                                                          -------------    -------------
========================================================================================================================
Dividends &       Investment income--net ..............................................      (9,346,600)     (14,826,825)
Distributions to  Realized gain on investments--net ...................................        (112,798)              --
Common Stock      In excess of realized gain on investments--net ......................              --          (49,754)
Shareholders:                                                                             -------------    -------------
                  Net decrease in net assets resulting from dividends and distributions
                  to Common Stock shareholders ........................................      (9,459,398)     (14,876,579)
                                                                                          -------------    -------------
========================================================================================================================
Capital Stock     Proceeds from issuance of Common Stock resulting from reorganization      238,629,327               --
Transactions:                                                                             -------------    -------------
========================================================================================================================
Net Assets        Total increase in net assets applicable to Common Stock .............     229,262,133       22,079,330
Applicable to     Beginning of period .................................................     283,553,377      261,474,047
Common Stock:                                                                             -------------    -------------
                  End of period* ......................................................   $ 512,815,510    $ 283,553,377
                                                                                          =============    =============
========================================================================================================================
                 *Undistributed investment income--net ................................   $   3,609,077    $   1,801,526
                                                                                          =============    =============
========================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                     The following per share data and ratios have
                     been derived from information provided in the      For the Six
                     financial statements.                              Months Ended           For the Year Ended October 31,
                                                                          April 30,      ------------------------------------------
                     Increase (Decrease) in Net Asset Value:                2002           2001       2000       1999         1998
===================================================================================================================================
Per Share            Net asset value, beginning of period .............   $  15.44       $  14.24   $  13.14   $  16.25    $  15.70
Operating                                                                 --------       --------   --------   --------    --------
Performance:+        Investment income--net ...........................        .46           1.00       1.02       1.03        1.08
                     Realized and unrealized gain (loss) on
                     investments--net .................................       (.52)          1.21       1.14      (2.37)         63
                     Dividends and distributions to Preferred
                     Stock shareholders:
                       Investment income--net .........................       (.05)          (.20)      (.25)      (.15)       (.20)
                       Realized gain on investments--net ..............         --@@           --         --       (.06)       (.05)
                       In excess of realized gain on investments--net .         --             --@@       --       (.05)         --
                                                                          --------       --------   --------   --------    --------
                     Total from investment operations .................       (.11)          2.01       1.91      (1.60)       1.46
                                                                          --------       --------   --------   --------    --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net .........................       (.40)          (.81)      (.81)      (.87)       (.86)
                       Realized gain on investments--net ..............       (.01)            --         --       (.33)       (.05)
                       In excess of realized gain on investments--net .         --             --@@       --       (.31)         --
                                                                          --------       --------   --------   --------    --------
                     Total dividends and distributions to Common
                     Stock shareholders ...............................       (.41)          (.81)      (.81)     (1.51)       (.91)
                                                                          --------       --------   --------   --------    --------
                     Net asset value, end of period ...................   $  14.92       $  15.44   $  14.24   $  13.14    $  16.25
                                                                          ========       ========   ========   ========    ========
                     Market price per share, end of period ............   $  13.60       $  14.46   $ 13.625   $12.6875    $16.0625
                                                                          ========       ========   ========   ========    ========
===================================================================================================================================
Total Investment     Based on market price per share ..................     (3.24%)@       12.33%     14.23%    (12.83%)     13.04%
Return:**                                                                 ========       ========   ========   ========    ========
                     Based on net asset value per share ...............      (.59%)@       14.76%     15.28%    (10.76%)      9.72%
                                                                          ========       ========   ========   ========    ========
===================================================================================================================================
Ratios Based on      Total expenses, excluding reorganization
Average Net Assets   expenses*** ......................................        97%*         1.06%      1.04%      1.02%         96%
Of Common Stock:                                                          ========       ========   ========   ========    ========
                     Total expenses*** ................................      1.10%*         1.06%      1.04%      1.02%         96%
                                                                          ========       ========   ========   ========    ========
                     Total investment income--net*** ..................      6.25%*         6.74%      7.43%      6.86%       6.84%
                                                                          ========       ========   ========   ========    ========
                     Amount of dividends to Preferred Stock
                     shareholders .....................................       .57%*         1.36%      1.81%       .98%       1.27%
                                                                          ========       ========   ========   ========    ========
                     Investment income--net, to Common Stock
                     shareholders .....................................      5.68%*         5.38%      5.62%      5.88%       5.57%
                                                                          ========       ========   ========   ========    ========
===================================================================================================================================
Ratios Based on      Total expenses, excluding reorganization
Average Net Assets   expenses .........................................       .67%*          .72%       .68%       .69%        .66%
Of Common &                                                               ========       ========   ========   ========    ========
Preferred Stock:***  Total expenses ...................................       .76%*          .72%       .68%       .69%        .66%
                                                                          ========       ========   ========   ========    ========
                     Total investment income--net .....................      4.32%*         4.57%      4.88%      4.65%       4.72%
                                                                          ========       ========   ========   ========    ========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ........      1.28%*         2.86%      3.46%      2.08%       2.80%
Average Net Assets                                                        ========       ========   ========   ========    ========
Of Preferred Stock:
===================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of
Data:                period (in thousands) ............................   $512,816       $283,553   $261,474   $240,973    $293,669
                                                                          ========       ========   ========   ========    ========
                     Preferred Stock outstanding, end of period
                     (in thousands) ...................................   $230,000       $130,000   $130,000   $130,000    $130,000
                                                                          ========       ========   ========   ========    ========
                     Portfolio turnover ...............................     39.41%         59.36%     78.52%     86.51%     103.93%
                                                                          ========       ========   ========   ========    ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ........................   $  3,230       $  3,181   $  3,011   $  2,854    $  3,259
                                                                          ========       ========   ========   ========    ========
===================================================================================================================================
Dividends Per Share  Series A--Investment income--net .................   $    183       $    758   $    879   $    493    $    734
On Preferred Stock                                                        ========       ========   ========   ========    ========
Outstanding:++       Series B--Investment income--net .................   $    153       $    700   $    838   $    555    $    672
                                                                          ========       ========   ========   ========    ========
                     Series C--Investment income--net .................   $    166       $    683   $    884   $    503    $    697
                                                                          ========       ========   ========   ========    ========
                     Series D--Investment income--net .................   $     70             --         --         --          --
                                                                          ========       ========   ========   ========    ========
                     Series E--Investment income--net .................   $     57             --         --         --          --
                                                                          ========       ========   ========   ========    ========
===================================================================================================================================

   *  Annualized.
  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
 ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
   + Certain prior year amounts have been reclassified to conform to current year presentation.
  ++  The Fund's Preferred Stock was issued on November 30, 1992 (Series A and
      B), January 27, 1997 (Series C) and February 4, 2002 (Series D and E).
   @  Aggregate total investment return.
  @@  Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    16 & 17

                         MuniYield California Insured Fund, Inc., April 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund, Inc. (the "Fund") (formerly MuniYield California Insured Fund II, Inc.), is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's port folio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM $10,494 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $226,831,285 and $211,921,486, respectively.

Net realized gains for the six months ended April 30, 2002 and net unrealized gains (losses) as of April 30, 2002 were as follows:

-------------------------------------------------------------------------------
                                                    Realized       Unrealized
                                                     Gains        Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments ........................    $  1,882,101    $ 30,001,032
Financial futures contracts ..................       2,611,309      (1,094,297)
                                                  ------------    ------------
Total ........................................    $  4,493,410    $ 28,906,735
                                                  ============    ============
-------------------------------------------------------------------------------

As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $30,001,032, of which $31,143,030 related to appreciated securities and $1,141,998 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $727,655,419.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2002 increased by 16,002,080 as a result of issuance of Common Stock from reorganization and for the year ended October 31, 2001 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.38%; Series B, 1.65%; Series C, 1.55%; Series D, 1.21% and Series E, 1.65%.

Shares issued and outstanding during the six months ended April 30, 2002 increased by 4,000 as a result of issuance of Preferred Stock from reorganization and for the year ended October 31, 2001 remained constant.


                                    18 & 19

                         MuniYield California Insured Fund, Inc., April 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002 Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $91,041 as commissions.

5. Capital Loss Carryforward:

At October 31, 2001, the Fund had a net capital loss carryforward of approximately $7,669,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On February 4, 2002, the Fund (formerly MuniYield California Insured Fund II, Inc.) acquired all of the net assets of MuniYield California Insured Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 16,562,523 common shares and 4,000 AMPS shares of MuniYield California Insured Fund, Inc. for 16,002,080 common shares and 4,000 AMPS shares of the Fund. MuniYield California Insured Fund, Inc.'s net assets on that date of $338,629,327, including $16,658,186 of unrealized appreciation and $11,559,002 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $742,407,655.

7. Subsequent Event:

On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067300 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                 Percent of
S&P Rating/Moody's Rating ...................................   Total Assets
--------------------------------------------------------------------------------
AAA/Aaa .....................................................        83.6%
AA/Aa .......................................................         1.5
A/A .........................................................         7.8
Other+ ......................................................         5.5
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.


                                    20 & 21

                         MuniYield California Insured Fund, Inc., April 30, 2002

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniYield California Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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